Kolasco Corp

(Exact Name of Registrant as Specified in Its Charter)

     Nevada

        33-180459

       33-1221962

(State of Incorporation)

        (Commission File Number)

(IRS Employer ID Number)

1005-63 Callowhill Dr. Toronto, ON, M9R 3L6, Canada

(Address of principal executive offices)

(416) 249-0434

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

On February 13, 2013, the Board of Directors of the Company was notified by its registered independent certified  public accounting firm, Sadler Gibb & Associates, LLC of Salt Lake City, UT, that they will cease their services as our accountants, effective immediately.

The Company’s Board of Directors has accepted the resignation of Sadler Gibb & Associates, LLC.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going  concern.

During the Company's two most recent fiscal years (ended November 30, 2012 and 2011) and from December 1, 2012 to the date of this Report, there were no disagreements with Sadler Gibb & Associates, LLC on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  For the years ended November 30, 2012 and 2011, and from December 1, 2012 through the date of this report, there were no “reportable  events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler Gibb & Associates, LLC with a copy of the foregoing disclosure and requested Sadler Gibb & Associates, LLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of Sadler Gibb & Associates, LLC’s letter dated February 13, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of KLJ & Associates, LLP

On February 8, 2013, the Company’s Board of Directors approved the engagement of KLJ & Associates, LLP of Schaumburg, IL as the Company’s new registered independent public accounting firm to audit the Company’s financial statements for the year ended November 30, 2012.  Pursuant to SEC Release 34-42266, KLJ & Associates, LLP will also review the Company’s financial statements to be included in Quarterly Reports on Form 10-Q, effective with the quarter ended February 28, 2013.

The Company did not consult with KLJ & Associates, LLP at any time prior to February 13, 2013, including the Company’s two most recent fiscal years ended November 30, 2012 and 2011, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.

 Financial Statements and Exhibits.

(d)

 Exhibits.

16.1

 Letter from Sadler Gibb & Associates, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kolasco Corp

Dated: March 6, 2013

By:   /s/ Mykola Ogir

       Mykola Ogir

President, Chief Executive Officer,

Chief Financial Officer and Director

Exhibit No. 16.1

Kolasco Corp.

File No.  33-180459

Form 8 -K

Report date: March 6, 2013

February 13, 2013

Securities and Exchange Commission450 Fifth Street, N.W.Washington, D.C. 20549

We have read the statements of Kolasco Corp. pertaining to our firm included under Item 4.01 of Form 8-K dated February 26, 2013 and agree with such statements as they pertain to our firm.

Sincerely,

/s/ Sadler, Gibb & Associates, LLC